UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 7, 2023
INGREDION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154
(Address of Principal Executive Offices)	(Zip Code)
(708) 551-2600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	INGR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On November 7, 2023, Ingredion Incorporated (the “Company”) issued a news release announcing its intent, effective beginning in the first quarter of 2024, to reorganize its business operations to focus its production assets and commercial efforts to better serve customers at both the global and local level. Currently, the Company is organized by regions. Going forward, the Company intends to serve customers with a global focus on texture and healthful solutions and will continue to provide food and industrial ingredients to local markets. The Company expects the reorganization of its business operations will result in a change to its financial reporting segments in the first quarter of 2024. A copy of the Company’s news release is being filed as Exhibit 99 and is hereby incorporated by reference.

The news release referred to above contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, any statements regarding the Company’s expectations regarding the Company’s planned reorganization of its business operations, including management’s plans or strategies and objectives for the reorganization and any assumptions, expectations or beliefs underlying such statements. Actual results and developments may differ materially from the expectations expressed in or implied by such forward-looking statements because of risks and uncertainties, including the risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 and the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being filed as part of this report:

Exhibit Number	Description
99	News release dated November 7, 2023 issued by Ingredion Incorporated
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGREDION INCORPORATED

Date:	November 7, 2023	By:	/s/ Tanya M. Jaeger de Foras
Tanya M. Jaeger de Foras
Senior Vice President, General Counsel, Corporate
Secretary and Chief Compliance Officer